Exhibit 10.6

Grid Note

FOR VALUE RECEIVED, the undersigned, CHARLESTON BASICS, INC. (the "Borrower"), hereby acknowledges itself indebted to MICHAEL LIEBER  (the "Lender") and promises to pay on or prior to December 31, 2009  to or to the order of the Lender at 1701 Avenue I, Brooklyn, NY 11230, or as otherwise directed in writing by the Lender, the principal amount advanced by or at the direction of the Lender to the Borrower from time to time and remaining outstanding hereunder as recorded by the Lender in the column headed "Unpaid Principal Balance" on the record (the "Grid") attached to and forming part of this Note.

The Lender shall and is hereby unconditionally and absolutely authorized and directed by the Borrower to record on the Grid: (a) the date and amount of each advance made by the Lender hereunder and the resulting increase of the unpaid principal balance, and (b) the date and amount of each repayment on account of the principal made to the Lender hereunder and the resulting decrease of the unpaid principal balance.

The balance of the principal remaining from time to time unpaid and outstanding shall bear interest from the date hereof, both before and after maturity and both before and after default, at the rate per annum equal to 3.88%.  Interest as aforesaid shall accrue and be payable in arrears upon the earlier of maturity or repayment in full of the principal amount hereof.

The Borrower shall have the privilege of repaying any amount of the principal amount outstanding hereunder from time to time without notice or penalty.

The Borrower hereby waives presentment for payment and notice of non-payment.

The Lender may assign all of its right, title and interest in, to and under this promissory note. All payments required to be made hereunder shall be made by the Borrower without any right of set-of or counterclaim.

This Grid Note shall amend and restate in its entirety the note between the parties dated August 21, 2007.

DATED: 3/28/07

            CHARLESTON BASICS, INC.

            By: /s/ Andrea Bereck
            Name: Andrea  Bereck
            Title: Secretary and Director

Date	Amount of Advance	Amount of Payment	Unpaid Principal Balance	Recorded By
6/30/07	66,500		66,500	M. Lieber
8/21/07	150,000		216,500	M. Lieber
9/30/07	4,500		221,000	M. Lieber
11/1/07		29,000	192,000	M. Lieber
12/31/07	4,500		196,500	M. Lieber
1/18/08		60,000	136,500	M. Lieber
3/25/08	5,000		141,500	M. Lieber